Exhibit 99.1

Q1 2020 Earnings Call 1 First Quarter 2020 E A R N I N G S C A L L

Q1 2020 Earnings Call 2

Disclaimer: Forward Looking Statements and Use of Non-GAAP Information

This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company achieving its expectations with regards to its expenses and revenue, its ability to maintain and grow adjusted EBITDA and to achieve profitability, the sufficiency of the company's cash resources, the company's need for additional financing, its ability to effectively manage expenses and cash flows, and its ability to remain in compliance with the financial and other covenants under the company's revolving credit facility; its ability, including the timing and extent, to obtain additional financing and sufficiently manage costs and to fund investments in operations in amounts necessary to support the execution of the company's growth strategy; its ability, including the timing and extent, to successfully execute the company's growth strategy, cost-effectively attract new customers and retain existing customers, and to expand its direct-to-consumer product offerings; its ability to sustain the recent increase in demand resulting from the COVID-19 (coronavirus) pandemic and to retain new customers; its ability to withstand the impact of the COVID-19 pandemic on the company's operations and results, including as a result of the loss of adequate labor, any prolonged closures, or series of temporary closures, of one or more fulfillment centers, supply chain or carrier interruptions or delays, or changes in consumer behaviors, both when stay-at-home and restaurant restriction orders are lifted and/or as a result of the COVID-19 pandemic's impact on financial markets and economic conditions; its ability to identify, consummate and realize the anticipated benefits of strategic alternatives and the structure, terms and specific risks and uncertainties associated with any such potential strategic alternatives; achieving its expectations regarding the benefits and expected costs and charges associated with the company's plan to close its Arlington, Texas fulfillment center, together with any potential disruption to its workforce and operations associated with such closure and related transfer of production volume to its Linden, New Jersey and Richmond, California fulfillment centers; its ability to maintain and grow the value of the company's brand and reputation; its expectations regarding, and the stability of, its supply chain, including potential shortages or interruptions in the supply or delivery of ingredients, as a result of COVID-19 or otherwise; its ability to maintain food safety and prevent food-borne illness incidents; its ability to accommodate changes in consumer tastes and preferences or in consumer spending; its ability to effectively compete; its ability to attract and retain qualified employees and key personnel; its ability to comply with modified or new laws and regulations applying to its business; risks resulting from its vulnerability to adverse weather conditions, natural disasters and public health crises, including pandemics; its ability to obtain and maintain intellectual property protection; and other risks more fully described in the company's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission ("SEC") on February 18, 2020, the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 to be filed with the SEC, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise.

This presentation also includes adjusted EBITDA which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measures is included in the Appendix to this presentation.

Certain data in this presentation was obtained from various external sources, and neither the company nor its affiliates, advisors, or representatives make any representation as to the accuracy or completeness of that data or any commitment to update such data after the date of this presentation. Such data involve risks and uncertainties and are subject to change based on various factors.

First Quarter 2020 Business Highlights

Q1 2020 Earnings Call4 Linda Findley Kozlowski President and Chief Executive Ocer

RESPONSE TO COVID-19 GROWTH STRATEGY UPDATE BUSINESS OUTLOOK Q1 2020 Earnings Call5 Overview 1RECENT HEIGHTENED DEMAND IN2FIRST QUARTER RESULTS &3COVID-19 RESPONSE &

Q1 2020 Earnings Call 6 Business Highlights RECENT HEIGHTENED DEMAND IN RESPONSE TO COVID-19 1 We believe our fulllment centers are positioned to ramp up capacity in response to the increase in consumer demand as a result of COVID-19 related stay-at-home and restaurant restriction orders. Shifts in consumer behavior regarding eating habits as a result of COVID-19 related restrictions could continue to positively impact the business for a period of time after restrictions begin to lift.

Q1 2020 Earnings Call7 Business Highlights 2FIRST QUARTER RESULTS&GROWTH STRATEGY UPDATE Sequential quarter-over-quarter growth in both The launch of ve new products - including Meal net revenue and new customers, as well as Prep by Blue Apron and Premium Recipes - led continued sequential improvement in certain to the largest expansion in new products key customer metrics.oerings seen in one quarter than the previous ten quarters.

Q1 2020 Earnings Call8 Business Highlights 3COVID-19 RESPONSE&BUSINESS OUTLOOK Cross-functional teams quickly adapted to theOur focus remains on the execution of our ever-changing COVID-19 environment, takinggrowth strategy - to further build on our measures to more eectively meet increasedproducts and services in order to both meet the demand while enhancing alreadyneed of our existing and new customers as we comprehensive sanitation and personal hygienemove forward into the current environment. protocols to help keep our employees and customers safe.

Q1 2020 Earnings Call9 Linda Findley Kozlowski President and Chief Executive Ocer

First Quarter 2020 Financial Highlights

Q1 2020 Earnings Call11 Tim Bensley Chief Financial Ocer

550 386 376 $14 351 Revenue Q1 2020 Earnings Call12 First Quarter 2020 Performance Increased marketing investment to leverage improvements to our product and customer experience resulting in sequential quarter-over-quarter net revenue and customer growth Net Revenue ($M)Marketing ($M) $101.9 Million14.8% +8.0% QoQAs a percentage of Net Revenue 449 $15 $12$12 $10 $142 $119$99$94$102 Q1 ‘19Q2‘ 19Q3 ‘19Q4 ‘19Q1 ‘20 % of Net 10.0%8.2%12.2%12.8%14.8%

Customer1 $58.16 $58.14 $269 % YoY Q1 2020 Earnings Call13 First Quarter 2020 Performance New product launches paired with a disciplined customer acquisition mindset contributed to further sequential improvements in average revenue per customer and orders per customer Average Revenue Per Orders Per Customer2Average Order Value3 4.7 $271 $2654.64.6$57.60 $57.68 $258$2584.54.5$57.15 Q1 ‘19Q2 ‘19Q3 ‘19Q4 ‘19Q1 ‘20Q1 ‘19Q2 ‘19Q3 ‘19Q4 ‘19Q1 ‘20Q1 ‘19Q2 ‘19Q3 ‘19Q4 ‘19Q1 ‘20 Growth3.16.1%10.7% 6.4% 4.9% 2.3% 4.5% 9.8% 7.0% 4.4% 1.0%1.4%1.4%0.0% 0.9% 1 We dene Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period. 2 We dene Orders Per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period. Orders is dened as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. 3 We dene Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period.

40.0% 39.0% Q1 2020 Earnings Call14 First Quarter 2020 Performance Leveraged improved planning and process-driven strategies while remaining committed to scal discipline Net Revenue Less COGS Margin1PTG&A ($M) 40.5%$34.2 Million +1.5% QoQ-13% YoY 41.7% 40.5% 32.3%$39 $35$35$35 $34 Q1 ‘19Q2 ‘19Q3 ‘19Q4 ‘19Q1 ‘20Q1 ‘19Q2‘ 19Q3 ‘19Q4 ‘19Q1 ‘20 1 Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue.

$8 ($6) $22 ($8) Q1 2020 Earnings Call15 First Quarter 2020 Performance Continued year-over-year improvements on the bottom line driven by continued operational eciencies and cost optimization Adjusted EBITDA ($M)¹ Net Loss ($M)Loss of $20.1 Million$5.8 Million $9 $5$4 $20 $26 ($13) Q1 ‘19Q2‘ 19Q3 ‘19Q4 ‘19Q1 ‘20Q1 ‘19Q2‘ 19Q3 ‘19Q4 ‘19Q1 ‘20 1 Adjusted EBITDA is dened as net income (loss) before interest income (expense), net, other operating expense, other income (expense), net, benet (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA.

Financial Outlook

Q&A

Q1 2020 Earnings Call S T R I C T L Y C O N F I D E N T I A L

Appendix: Adjusted EBITDA Reconciliation

taxes Q1 2020 Earnings Call20 Reconciliation of Quarterly Net Income (Loss) To Adjusted EBITDA Q1 2019Q2 2019Q3 2019Q4 2019Q1 2020 (in millions) Net income (loss)$(5)$(8)$(26)$(22)$(20) Share-based compensation32332 Depreciation and amortization98777 Other operating expense0-123 Interest (income) expense, net22222 Provision (benet) for income00000 Adjusted EBITDA$9$4$(13)$(8)$(6)

Q1 2020 Earnings Call S T R I C T L Y C O N F I D E N T I A L